UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/2A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 27, 2012

PAY MOBILE INC.
(Exact name of registrant as specified in its charter)

Nevada	0-11596	95-3506403
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

7695 S.W. 104th Street, Suite 210 Miami, FL 33156
(Address of principal executive offices)

(305) 663-7140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01 Completion or Acquisition or Disposition of Assets

On June 11, 2012 the Company entered into a Rescission Agreement whereby the Company rescinded the previous Agreement for the exchange of common stock dated March 24, 2001 with Pay Mobile, Inc., a Delaware corporation (“PMD”).  That transaction was fully reported in the Company’s 8-K’s dated March 30, 2011 and a copy of that previous Agreement was attached as an exhibit to the Company’s 8-K reporting the rescission which was filed with the SEC on June 12, 2012.  All the shareholders who executed the previous Agreement were parties to the Rescission Agreement and agreed to the cancellation of their shares in the Company in exchange for the shares which were previously issued  in the Company.   As a result all of the shareholders of PMD ceased to be shareholders of the Company and received their shares back in PMD.  Also as part of the rescission, an additional 5,550,000 shares of common stock which were issued to private investors who contributed funds for shares of the Company after it acquired PMD were also cancelled.  These investors received shares in PMD. The reason for this cancellation was the monies invested by these investors had been transferred  to the Company’s subsidiary and with the rescission of the Agreement, it was determined that those investors would get shares in PMD and not retain shares of the Company since their investment would remain in the subsidiary and not the Company.  As a result of this transaction, the Company reverted  back to the pre-acquisition status and is now a shell.  Also in conjunction therewith the Company re-issued the previously cancelled 50,000,000 shares of common stock which were owned by previous management but were assigned to Irma Colón-Alonso.  These shares were issued in consideration of a $15,000 contribution to the capital of the Company.  As a result of this, the Company’s business and financial condition is virtually the same as before the Company acquired PMD and has reverted back to being a development stage company

The Company’s prior Board of Directors decision to rescind the prior transaction was based upon several factors. One of the primary reasons was that most all of its business was in Canada, and that it intended to expand its Canadian business, and as such it did not make economic sense to continue to be listed publicly in the United States. Furthermore, given the economic environment in the United States and the expense of complying with  U.S. regulations, the Company did not believe that it could raise sufficient new capital necessary to expand its business.

Item 9.01  Exhibits

(a)	Financial Statements of Restructured Company

Filed herewith are consolidated financial statements of the Company for the period ended June 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pay Mobile, Inc.
(Registrant)

By:	/s/ Irma Colón-Alonso
Irma Colón-Alonso, President

Dated: September 6, 2012

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Exhibit 1.  FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Balance Sheets	F-2

Statements of Operations	F-3

Statements of Cash Flows	F-4

Notes to Financial Statements	F-5

PAY MOBILE, INC.
Balance Sheets

	UNAUDITED	AUDITED
	June 30, 2012	December 31, 2011

ASSETS
CURRENT ASSETS
Cash and equivalents	$15,000	$34,517
Current assets of discontinued operations	0	53,931

Total current assets	15,000	88,448

OTHER ASSETS
Other assets of discontinued operations	0	25,750

Total Assets	$15,000	$114,198

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
CURRENT LIABILITIES
Current liabilities of discontinued operations	$0	$438,771

Total liabilities	0	438,771

STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001, authorized 50,000,000 shares, 0 issued and outstanding	0	0
Common stock $0.0001, authorized 500,000,000 shares; 94,964,138 (2011 – 129,114,138) issued and outstanding	9,496	12,911

Additional paid in capital	1,388,745	574,146

Deficit	(1,383,241)	(911,630)
Total stockholders’ equity (deficiency)	15,000	(324,573)

Total Liabilities and Stockholders’ Equity	$15,000	$114,198

The accompanying notes are an integral part of the financial statements

PAY MOBILE, INC.
(A Development Stage Enterprise)
Statements of Operations
 (unaudited)

	Three Months				Six Months				Period from October 1, 2003 (Inception) through
	2012		2011		2012		2011		June 30, 2012

Loss from discontinued operations		88,348		117,020		473,823		170,743	1,383,241

Net loss		$(88,348)		$(117,020)		$(473,823)		$(170,743)	$(1,383,241)

Basic net loss per weighted average share	$	(0.00)	$	(0.00)	$	(0.00)	$	(0.00)

Weighted average number of shares		94,964,138		96,964,138		94,964,138		94,964,138

The accompanying notes are an integral part of the financial statements

PAY MOBILE, INC.
(A Development Stage Enterprise)
Statements of Cash Flows
Six Months Ended June 30,
(unaudited)

			From October 1, 2003 (Inception) through
	2012	2011	June 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:

Net cash (used in) provided by discontinued operations	$(19,517)	$2,457	$15,000

Net increase (decrease) in cash	(19,517)	2,457	15,000

CASH, beginning of period	34,517	88	0
CASH, end of period	$15,000	$2,515	$15,000

The accompanying notes are an integral part of the financial statements

PAY MOBILE, INC.
(A Development Stage Enterprise)
Notes to Financial Statements
(Information with regard to the three and six months ended June 30, 2012 and 2011 is unaudited)

Interim financial information

The financial statements for the six months ended June 30, 2012 and 2011 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the six months are not indicative of a full year results.

(1) Summary of Significant Accounting Policies
Pay Mobile, Inc., (the Company), was incorporated on March 31, 1980, under the laws of the State of California as Expertelligence, Inc. On June 26, 2006, the Company reincorporated in Nevada. On March 24, 2011, the Company amended its Articles of Incorporation to change its name to Pay Mobile, Inc. On March 24, 2011, the Company entered into a Share Exchange Agreement (the Agreement) with Pay Mobile, Inc. (PMD) a Delaware corporation and its shareholders. Pursuant to the terms of the Agreement, the company issued 80,000,000 shares of its restricted common stock in exchange for 100% of the issued and outstanding shares of PMD. In addition shareholders agreed to cancel 50,000,000 shares owned by them.

On June 11, 2012 the Company entered into a Rescission Agreement whereby the Company rescinded the previous Agreement for the exchange of common stock dated March 24, 2001 with Pay Mobile, Inc., a Delaware corporation (“PMD”). As a result of the transaction, the Company cancelled all the shares which were previously issued to the shareholders of PMD in that transaction and an additional 5,550,000 shares which were issued to private investors.  The issuance of these shares was an exempt transaction pursuant to Section 4(3) of the Securities Act of 1933 as amended.  As a result of this the Company reverted back to the pre-acquisition status.  In conjunction therewith the Company re-issued the previously cancelled 50,000,000 shares of common stock which were owned by previous management but were assigned to Irma Colón-Alonso. As a result of the rescission the Company now has 94,964,138 shares of common stock outstanding. The Company has reverted to a Shell Company status and looking for a new opportunity.

Development Stage Activities
These consolidated financial statements include the accounts of Paymobile and its wholly-owned subsidiary, Paymobile Inc. (Canada), up to June 11, 2012 when the Company entered into a Rescission Agreement. On January 19, 2010, Paymobile purchased Paymobile Inc. (Canada). The transaction was accounted for as a transaction between entities under common control in accordance with authoritative guidance issued by the Financial Accounting Standards Board.  Accordingly, the net assets were recognized in the consolidated financial statements to June 11, 2012 were recorded at their carrying amounts in the accounts of Paymobile Inc. (Canada) at the transfer date and the results of operations of Paymobile Inc. (Canada) are included as though the transaction had occurred at the beginning of the period. As a result of the Rescission Agreement, all assets and liabilities have been eliminated and the Statement of Operations reflects a loss from discontinued operations from Paymobile Inc. (Canada).

The Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage company in accordance with SFAS No. 7, Accounting and Reporting by Development Stage Enterprises.

The following summarize the more significant accounting and reporting policies and practices of the Company:

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity or remaining maturity at the date of purchase of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost less accumulated amortization. Amortization is calculated on a straight-line basis over the expected useful life as follows:

Computer equipment	3 years
Office furniture and equipment	5 years
Leasehold improvements	term of the lease

Repairs and maintenance expenditures are charged to operating expense as incurred. Replacements and major renewals are capitalized.
Accounting for the Impairment or Disposal of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of the asset may not be recoverable. For assets that are to be held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset, or group of assets, is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Accounting Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when it is realized or realizable and earned. Revenue is realized or realizable when there is persuasive evidence of an arrangement, prices are fixed or determinable, services or products are provided to the customer, and collectability is probable and reasonably assured depending upon the applicable revenue recognition guidance followed.

Development Costs

It is the Company’s policy to expense all software and application development costs as incurred, as the Company’s future revenues and business operations are uncertain as to quantum, timing, and realization.

Foreign Currency Translation

The Company’s functional and reporting currency is the United States Dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Revenue and expense accounts are translated at average exchange rates during the period. Equity accounts are translated using historical exchange rates. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Income Taxes

Income tax expense is based on pre-tax financial accounting income. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry-forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and Diluted Net (Loss) Per Common Share (“EPS”)

Basic net (loss) per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of common shares outstanding during the reporting period. Diluted net income per common share includes the potential dilution that could occur upon exercise of warrants or conversion of debt to acquire common stock. The computation of Diluted EPS does not assume exercise or conversion of securities that would have an anti-dilutive effect on net income per common share.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accrued liabilities. The fair value of these financial instruments approximates their carrying values due to their short maturities.

Stock-Based Compensation

The Company records expense for stock-based compensation to directors, employees, and consultants using the fair value method. Occasionally, the Company may issue shares of stock and stock warrants in exchange for services. The Company values the issuance of shares based on the fair value of its stock on the date of issuance. The Company values the warrants it issues using the Black-Scholes model.

(2)
Stockholders Equity: The Company has authorized 500,000,000 shares of $0.0001 par common stock. At June 30, 2012 there were 94,964,138 shares issued and outstanding. As a result of the Rescission Agreement entered into on June 11, 2012, the Company cancelled all the shares which were previously issued to the shareholders of PMD and an additional 5,550,000 shares which were issued to private investors. In conjunction therewith the Company re-issued the previously cancelled 50,000,000 shares of common stock which were owned by previous management.

(3)
Going Concern: The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company’s’ financial position and operating results raise substantial doubt about the Company’s’ ability to continue as a going concern, as reflected by the Company’s Stockholders’ Equity of $15,000 at June 30, 2012.  The ability of the Company to continue as a going concern is dependent upon finding a new business opportunity and obtaining additional capital and financing.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

(4)
Subsequent Events: Management has evaluated events occurring after the date of these financial statements through the date that these financial statements were issued, and there were no material subsequent events to disclose.